                                                                   Exhibit 10.26

                                                                [Execution Copy]



                                AMENDMENT NO. 5

          AMENDMENT NO. 5 dated as of October 10, 1996, between CANANDAIGUA WINE COMPANY, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the
                               -------
Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively the
                               --------------------
"Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of
----------------------                                       --------
the lenders that is a signatory hereto (individually, a "Bank" and,
                                                         ----
collectively, the "Banks"); and THE CHASE MANHATTAN BANK (successor by merger to
                   -----
The Chase Manhattan Bank, N.A.), a New York State banking corporation, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                                  --------------------

          The Company, the Subsidiary Guarantors, the Banks and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of September 1, 1995 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Obligors and the Banks
                                ----------------
wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:

          A. The definition of "Adjusted Cash Flow" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Adjusted Cash Flow" shall mean, for any period (the "calculation
           ------------------                                   -----------
     period"), the sum, for the Company and its Consolidated Subsidiaries
     ------
     (determined on a consolidated basis without duplication in accordance with
     GAAP), of the following: (a) Operating Cash Flow for the calculation period (excluding the Adjustment Amount for such period but including, for the fiscal quarter of the Company ending on February 29, 1996, the aggregate amount of the charges specified in Part I of Schedule A to Amendment No. 3), minus (b) Capital Expenditures made during the
                       -----
     calculation period (excluding (x) Capital Expenditures made from the proceeds of Indebtedness other than Indebtedness hereunder and (y) Restructuring Capital Expenditures made during such period

                                Amendment No. 5
                                ---------------
     but not exceeding an aggregate amount for all calculation periods of $22,270,000) plus (c) the decrease (or minus the increase) of Working
                  ----                      -----
     Capital from the last day of the fiscal quarter immediately preceding the calculation period to the last day of the calculation period, provided that
                                                                   --------
     for purposes of this clause (c), there shall be excluded any increase of Working Capital attributable to the prepayment of Revolving Credit Loans from the proceeds of additional Subordinated Indebtedness incurred pursuant to Section 9.17 hereof during the calculation period.

          B. Section 9.08(k) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(k) the Senior Subordinated Note Guarantees, and any Guarantee of additional Subordinated Indebtedness that complies with the requirements of
     Section 9.17(b) hereof."

          Section 3.  Conditions.  The amendments set forth in Section 2 hereof
                      ----------
shall become effective, as of September 30, 1996, upon the execution of this Amendment by each Obligor, the Administrative Agent and the Majority Banks.

          Section 4.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.

                                Amendment No. 5
                                ---------------

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.

                              CANANDAIGUA WINE COMPANY, INC.


                              By /s/ Lynn K. Fetterman
                                --------------------------
                               Title: Senior Vice President

                             SUBSIDIARY GUARANTORS
                             ---------------------

                              CANANDAIGUA WEST, INC.
                              BATAVIA WINE CELLARS, INC.
                              BISCEGLIA BROTHERS WINE COMPANY
                              CALIFORNIA PRODUCTS COMPANY
                              GUILD WINERIES & DISTILLERIES, INC. (formerly known as Canandaigua California Acquisition Corp.) TENNER BROTHERS, INC.
                              WIDMER'S WINE CELLARS, INC.
                              VINTNERS INTERNATIONAL COMPANY, INC. (formerly known as Canandaigua/Vintners Acquisition Corp.)

                              By /s/ Lynn K. Fetterman
                                --------------------------
                               Title: Treasurer

                              BARTON INCORPORATED
                              BARTON BRANDS, LTD.
                              BARTON BEERS, LTD.
                              BARTON BRANDS OF CALIFORNIA, INC.
                              BARTON BRANDS OF GEORGIA, INC.
                              BARTON DISTILLERS IMPORT CORP.
                              STEVENS POINT BEVERAGE COMPANY
                              MONARCH WINE COMPANY,
                                LIMITED PARTNERSHIP
                                By Barton Management, Inc.,
                                  Corporate General Partner
                              BARTON MANAGEMENT, INC.
                              V ACQUISITION CORP.(now known as The Viking
                                Distillery, Inc.)


                              By /s/ Elizabeth Kutyla
                                --------------------------
                               Title: Vice President

                              BARTON FINANCIAL CORPORATION


                              By /s/ David S. Sorce
                                --------------------------
                               Title: Vice President

                                Amendment No. 5
                                ---------------

                                     BANKS
                                     -----

THE CHASE MANHATTAN BANK            THE FIRST NATIONAL BANK OF CHICAGO
  (successor by merger to           (including as successor to NBD Bank)
  The Chase Manhattan Bank,
  N.A.), ROCHESTER DIVISION


By /s/ Diana Lauria                 By /s/ J. Garland Smith
  ----------------------------        ---------------------------
  Title: Vice President               Title: Managing Director

WELLS FARGO BANK, N.A.              MANUFACTURERS AND TRADERS TRUST
                                      COMPANY


By /s/ Clifford Lawrence            By /s/ Phillip Smith
  ----------------------------        -------------------------------------
  Title: Vice President               Title: Regional Senior Vice President

FLEET BANK                          PNC BANK, NATIONAL ASSOCIATION


By /s/ Martin K. Birmingham         By /s/ Thomas R. Colwell
  -------------------------------     ---------------------------
  Title: Assistant Vice President     Title: Vice President

NATIONAL CITY BANK                  CORESTATES BANK, N.A.


By /s/ Lisa Beth Lisi               By /s/ Brian M. Haley
  ----------------------------        ---------------------------
  Title: Account Officer              Title: Vice President

THE FUJI BANK LIMITED,              THE BANK OF NOVA SCOTIA
  NEW YORK BRANCH

                                    By /s/ J. Alan Edwards
                                      ---------------------------
                                        Title: Vice President
By /s/ Teiji Teramoto
  ---------------------------------
  Title: Vice President and Manager

CREDIT SUISSE                       THE SUMITOMO BANK, LIMITED
                                      NEW YORK BRANCH

By /s/ Chris T. Horgan
  ----------------------------      By /s/ Shigehiko Matsumoto
  Title: Associate                    ----------------------------
                                      Title: Joint General Manager
By /s/ Joel Gladowski
  -------------------------------   By
  Title: Member Senior Management     ----------------------------
                                      Title:

                                Amendment No. 5
                                ---------------

KEY BANK OF NEW YORK                COOPERATIVE CENTRAL RAIFFEISEN-
                                      BOERENLEENBANK B.A. "RABOBANK
                                      NEDERLAND", NEW YORK BRANCH
By /s/ K. K. Conte - SVP            By
  ----------------------------        ---------------------------
  Title: Senior Vice President        Title:

LTCB TRUST COMPANY                  DG BANK DEUTSCHE GENOSSEN-
                                      SCHAFTSBANK, CAYMAN ISLAND
                                      BRANCH


By /s/ Rene O. LeBlanc              By
  ----------------------------        ----------------------------
  Title: Senior Vice President        Title:

                                    By
                                      ----------------------------
                                      Title:
NBD BANK


By
  ----------------------------
  Title:



                           THE ADMINISTRATIVE AGENT
                           ------------------------

                           THE CHASE MANHATTAN BANK
                            (successor by merger to The
                            Chase Manhattan Bank, N.A.),
                            as Administrative Agent


                           By /s/ Carol A. Ulmer
                             -----------------------------
                             Title: Vice President


                                Amendment No. 5
                                ---------------